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                           NOTICE OF SUBSTITUTION

                   SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                                JULY 16, 2003

         This notice is to inform you, the Owner of or Participant in a Contract issued by Security Equity Life Insurance Company ("Security Equity") that may allocate Contract Value to the subaccount of Security Equity Separate Account 13 that invests in shares of the Fidelity Variable Insurance Products Fund, VIP Index 500 Portfolio ("Index 500 Portfolio"), that on July 25, 2003, Security Equity will substitute shares of the Metropolitan Series Fund, Stock Index Portfolio ("Stock Index Portfolio") for shares of the Index 500 Portfolio held by Separate Account 13.

         The effect of the share substitution will be to: (1) replace shares of the Index 500 Portfolio held by Separate Account 13 with shares of the Stock Index Portfolio; and (2) eliminate the Index 500 Portfolio as an investment option under the Contracts. After July 25, 2003, any portion of a subsequent purchase payment allocated to the Index 500 Portfolio pursuant to an allocation election made prior to July 25, 2003 will be allocated to the Stock Index Portfolio.

         The foregoing substitution will be carried out pursuant to an order of the Securities and Exchange Commission and with approval of Contract Owners invested in the affected subaccount.

         Security Equity will not impose restrictions or additional restrictions on or charges for transfers of Contract Value or exchanges of units for thirty (30) days following the substitution, except those related to market timing limitations. In addition, during this period Security Equity will allow one transfer of Contract Value out of the Index 500 Portfolio to any other investment option without the transfer being treated as one of a limited number of transfers or of a limited number of transfers without a transfer charge.

         Contract Owners and Participants that have Contract Value allocated to the subaccount of Separate Account 13 that invests in the Index 500 Portfolio on July 25, 2003 (the date of the substitution) will receive another notice of substitution shortly after the substitution is consummated that will confirm that the substitution was completed.